                                                             UNITED STATES
                                                  SECURITIES AND EXCHANGE COMMISSION
                                                         WASHINGTON, DC 20549

                                                               FORM 8-K

                                                        CURRENT REPORT PURSUANT
                                                     TO SECTION 13 OR 15(D) OF THE
                                                    SECURITIES EXCHANGE ACT OF 1934

                                   Date of report (Date of earliest event reported): April 22, 2005

                                                          ACXIOM CORPORATION
                                        (Exact Name of Registrant as Specified in Its Charter)

                                                               DELAWARE
                                            (State or Other Jurisdiction of Incorporation)

                                0-13163                                                     71-0581897
                        (Commission File Number)                                (IRS Employer Identification No.)

        1 Information Way, P.O. Box 8180, Little Rock, Arkansas                             72203-8180
                (Address of Principal Executive Offices)                                    (Zip Code)

                                                             501-342-1000
                                         (Registrant's Telephone Number, Including Area Code)

                                                            Not Applicable
                                     (Former Name or Former Address, if Changed Since Last Report)

     Check the  appropriate  box below if the Form 8-K filing is  intended  to  simultaneously  satisfy  the filing  obligation  of the registrant under any of the following provisions (see General Instruction A.2. below):

     [  ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [  ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [  ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [  ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

         On April 22, 2005 Acxiom  Corporation  amended the Third Amended and Restated Credit Agreement dated as of March 24, 2005
(the "Restated Credit  Agreement")  with JPMorgan Chase Bank,  N.A., as the agent,  and other lenders party thereto.  Under the terms of the Restated Credit Agreement prior to amendment,  the lenders  committed to make revolving loans and to acquire participations in letters of credit and swingline loans in an aggregate  amount of  $245,000,000.  The amendment to the Restated
Credit  Agreement  increases the aggregate  revolving  commitments from $245,000,000 to $325,000,000 and provides that, in certain circumstances,  Acxiom may request a further increase in the aggregate amount of the revolving commitments by an amount not to exceed $125,000,000.

Item 7.01 Regulation FD Disclosure.

         The Board of Directors of Acxiom  previously  approved a program for the repurchase of shares of Common Stock, $.10 par value, of Acxiom in an amount up to $200  million  worth of its  shares in various  limited  open  market  transactions  or through privately negotiated  transactions (the "Repurchase  Program").  As of April 14, 2005  approximately 10 million shares had been repurchased at an average purchase price of approximately  $17.64 per share,  resulting in a total repurchase cost of approximately
$176.1 million.  The Board of Directors of Acxiom  authorized  an increase in the maximum  total funds that may be expended on the
Repurchase  Program from $200 million to $400 million.

                                                               SIGNATURE

         Pursuant to the  requirements of the Securities  Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 28, 2005

                                                     ACXIOM CORPORATION

                                                     By:      /s/ Jerry C. Jones
                                                              _________________________________
                                                     Name:    Jerry C. Jones
                                                     Title:   Business Development/Legal Leader